SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement               [ ] Confidential, For Use of the
[ ] Definitive Proxy Statement                    Commission Only (as permitted
[X] Definitive Additional Materials               by Rule 14a-6(e)(2)?
[ ] Soliciting Material Pursuant to
      Rule 14a-11(c) or Rule 14a-12


                           IWERKS ENTERTAINMENT, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    [X]  No Fee Required
    [ ]  Fee computed on table below per Exchange Act
         Rules 14a-6(i)(4) and 0-11.

    (1)  Title of each class of securities to which transaction applies:

-------------------------------------------------------------------------------
    (2)  Aggregate number of securities to which transactions applies:

-------------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

-------------------------------------------------------------------------------
    (4)  Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------------------
    (5)  Total fee paid:

-------------------------------------------------------------------------------
    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1)  Amount previously paid:

-------------------------------------------------------------------------------
    (2)  Form, Schedule or Registration Statement No.:

-------------------------------------------------------------------------------
    (3)  Filing party:

-------------------------------------------------------------------------------
    (4)  Date filed:

-------------------------------------------------------------------------------

                                REMINDER MAILING
                             TWO EASY WAYS TO VOTE


VOTE BY TELEPHONE:

It's fast, convenient and your vote is immediately confirmed and posted.

Using a touch-tone telephone call the toll-free number located in the gray shaded box on the upper left side of your Voting Instruction Form.

                            FOLLOW THE 4 EASY STEPS:

1.   Read the accompanying Proxy Statement and Voting Instruction Form.

2.   Call the toll-free phone number.

3. Enter your 12-digit control number located in the gray shaded box on the right side of your Voting Instruction Form.

4.   Follow the simple instructions.

                             MAKE YOUR VOTE COUNT!


VOTE BY INTERNET:

It's fast, convenient and your vote is immediately confirmed and posted. You will also have the option to register to receive future materials via the Internet, when available.

                               WWW.PROXYVOTE.COM

                            FOLLOW THE 4 EASY STEPS:

1.   Read the accompanying Proxy Statement and Voting Instruction Form.

2.   Go to website www.proxyvote.com.

3. Enter your 12-digit control number located in the gray shaded box on the right side of your Voting Instruction Form.

4.   Follow the simple instructions.

                             MAKE YOUR VOTE COUNT!


                                AND REMEMBER...
    YOUR VOTE BY TELEPHONE OR INTERNET WILL HELP YOUR COMPANY SAVE MONEY!!!
     DO NOT RETURN YOUR VOTING FORM IF YOU VOTED BY TELEPHONE OR INTERNET.